Cash and cash equivalents	9 Months Ended
Sep. 30, 2020
Cash and cash equivalents [abstract]
Disclosure of cash and cash equivalents [text block]

7      Cash and cash equivalents

Cash and cash equivalents comprised the following:

	As of
In thousands of EUR	September 30, 2020	December 31, 2019
Cash at bank and in hand	147,149	52,729
Short-term deposits	—	117,292
Total Cash and cash equivalents	147,149	170,021

Cash at banks earns interest at floating rates based on daily bank deposit rates. Short-term deposits are made for varying periods, depending on the immediate cash requirements of the Group, and earn interest at the respective short-term deposit rates.

Cash and cash equivalents are also subject to the impairment requirements of IFRS 9, the identified expected credit loss as of September 30, 2020 was EUR 223 thousand (December 31, 2019: nil).